Exhibit 10.10

June 17, 2024

Keithly Garnett

Chief Financial Officer

NeOnc Technologies, Inc.

8335 West Sunset Blvd.

Suite 240

Los Angeles, California 90069-1500

Re:	Amended and Restated Exclusive License Agreement, effective November 20, 2023, between University of Southern California (“USC”) and NeOnc Technologies, Inc. (“NeOnc”) (the “License Agreement”)

Dear Keithly:

This Letter Agreement reflects the agreement of USC and NeOnc to amend the License Agreement as provided herein.

NeOnc acknowledges that it owes USC $230,000 of past liabilities pursuant to the License Agreement as of the date of this letter. NeOnc shall pay this amount plus $20,000 to USC (a total of $250,000) on the earlier of (i) June 1, 2025 or (ii) within five (5) business days of NeOnc’s1 first underwritten (firm commitment) public offering of shares or other equity pursuant to a registration statement filed with the Securities and Exchange Commission (the “SEC”) (but excluding any registration statement relating either to the sale of securities to employees of NeOnc pursuant to a stock option, stock purchase or similar plans or a business combination transaction of the type contemplated by Rule 145 promulgated by the SEC under the Securities Act of 1933, as amended) (an “IPO”).

The foregoing arrangements with respect to past liabilities does not in any way alter or forgive any payment obligations that arise under the License Agreement on or after the date of this letter, whether with respect to royalties, sublicense payments, or otherwise.

Any breach by NeOnc of this letter agreement shall be deemed a breach of the License Agreement. Except as expressly set forth herein, the License Agreement remains in full force and effect.

[1]	NTD: NeOnc to confirm whether NeOnc, NeOnc Technologies Holding, Inc., or a different affiliated entity is planning the IPO.

Please confirm NeOnc’s acceptance of the terms of this letter agreement by countersigning a copy of this letter and returning it to me. Thank you for your assistance.

Very truly yours,

/s/ Erin Overstreet
Erin Overstreet, PhD

Executive Director
USC Stevens Center for Innovation

cc:	Bonnie Wolfe
Christina Falcone
Roberta Hunt

UNDERSTOOD AND AGREED TO:

NeOnc Technologies, Inc.

By:	/s/ Thomas Chen, MD
Name:	Thomas Chen, MD
Title:	Chief Executive Office and Chairman
Date:	6/17/2024

NeOnc Technologies Holdings, Inc.

By:	/s/ Keithly A. Garnett
Name:	Keithly A. Garnett
Title:	Chief Financial Officer
Date:	6/17/2024

NeOnc Technologies Holdings, Inc.

By:	/s/ Amir F. Heshmatpour
Name:	Amir F. Heshmatpour
Title:	Executive Chairman
Date:	6/17/2024